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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                February 2, 2006
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                          RELIANCE STEEL & ALUMINUM CO.
             (Exact name of registrant as specified in its charter)

        California                   001-13122                 95-1142616
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification Number)

                          350 S. Grand Ave., Suite 5100
                              Los Angeles, CA 90071
                    (Address of principal executive offices)

                                 (213) 687-7700
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

The Company issued the press release described in Item 2.02 below which may be deemed to be communication in connection with the proposed acquisition/merger of Earle M. Jorgensen Company that was previously disclosed. The disclosure under
Item 2.02 is hereby incorporated herein by reference.

Item 2.02.  Results of Operations and Financial Condition.

On February 2, 2006, the Company issued a press release updating its guidance regarding the Company's earnings estimates for the quarter ended December 31, 2005. Attached hereto as Exhibit 99.1 is a copy of the Company's press release dated February 2, 2006 updating the Company's guidance regarding its financial results for this period.

The information contained in this report and the exhibit hereto shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

         (a)   Financial Statements of Businesses Acquired.
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               Not Applicable.

         (b)   Pro Forma Financial Information.
               --------------------------------

               Not Applicable.

         (c)   Exhibits.
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               Exhibit No.       Description
               ----------------  -----------------------------------------------

               99.1              Press Release dated February 2, 2006
                                 (included herewith).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RELIANCE STEEL & ALUMINUM CO.


Dated: February 3, 2006                By  /s/ Karla Lewis
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                                           Karla Lewis
                                           Executive Vice President and
                                           Chief Financial Officer



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                          RELIANCE STEEL & ALUMINUM CO.

                                    FORM 8-K

                                INDEX TO EXHIBITS
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Exhibit No.  Description
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99.1         Press Release dated February 2, 2006 (included herewith).